UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2017

Lazard Ltd

(Exact name of registrant as specified in its charter)

Bermuda	001-32492	98-0437848
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda		HM 11
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-1422

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On July 27, 2017, Lazard Ltd (the “Company”) issued a press release announcing financial results for its second quarter ended June 30, 2017. A copy of the Company’s press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2017, the Company announced that, effective October 1, 2017, Evan Russo, age 42, Managing Director and Co-Head of the Company’s Capital Markets and Capital Structure Advisory practice, will become Chief Financial Officer of the Company and Lazard Group LLC (“Lazard Group”). Effective October 1, 2017, Matthieu Bucaille, who has served as Chief Financial Officer of the Company and Lazard Group since 2011, will become Chief Executive Officer of Lazard International and Chief Executive Officer of Compagnie Financière Lazard Frères and Lazard Frères Banque in Paris.

Scott D. Hoffman, General Counsel of the Company and Lazard Group, has been appointed Chief Administrative Officer of the Company and Lazard Group, effective July 26, 2017. Mr. Hoffman will continue to serve as General Counsel and Secretary of the Company and Lazard Group.

A copy of the Company’s press release announcing this information is attached as Exhibit 99.2 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release issued on July 27, 2017.

99.2	Press Release issued on July 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD
(Registrant)

By:	/s/ Scott D. Hoffman
Name:	Scott D. Hoffman
Title:	Chief Administrative Officer and General Counsel

Dated: July 27, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release issued on July 27, 2017

99.2	Press Release issued on July 26, 2017